Exhibit Index

Exhibit
No.

99.1
Unaudited pro forma consolidated balance sheets of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. as of March 31, 2012 and unaudited pro forma consolidated statements of operations of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. for the three months ended March 31, 2012 and 2011 and for the years ended December 31, 2011, 2010 and 2009, including the notes hereto.

BRANDYWINE REALTY TRUST AND BRANDYWINE OPERATING PARTNERSHIP, L.P.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
On July 18, 2012, Brandywine Operating Partnership, L.P. (the "Operating Partnership") the limited partnership through which Brandywine Realty Trust, as sole general partner (the "Parent Company" and, together with the Operating Partnership, the "Company"), owns its assets and conducts its operations, sold a portfolio of 10 single-story and one two-story office/flex properties containing an aggregate of 466,719 square feet (the "Properties") located in Exton, Pennsylvania for a gross sales price, payable in cash, of $52.7 million. We are not affiliated with the purchaser, and the terms of the transaction were determined through arm's-length negotiations. The Properties were 81.6% leased at closing and they were built between the years of 1987 and 1999. The individual listing of the Properties is below:

Property Name	City	State
412 Creamery Way	Exton	PA
429 Creamery Way	Exton	PA
436 Creamery Way	Exton	PA
440 Creamery Way	Exton	PA
456 Creamery Way	Exton	PA
457 Creamery Way	Exton	PA
467 Creamery Way	Exton	PA
468 Thomas Jones Way	Exton	PA
486 Thomas Jones Way	Exton	PA
111 Arrandale Boulevard	Exton	PA
481 John Young Way	Exton	PA
The following unaudited pro forma consolidated financial statements of each of the Parent Company and the Operating Partnership have been prepared to reflect the effect of the sale as described in Item 2.01 of the Current Report on Form 8-K with which this Exhibit 99.1 is filed. The following unaudited pro forma consolidated financial statements of the Company are presented to comply with Article 11 of Regulation S-X and follow guidelines of the Securities and Exchange Commission (“SEC”). The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2012 and 2011 and the for years ended December 31, 2011, 2010 and 2009 are based on the historical consolidated statements of operations of each the Parent Company and the Operating Partnership, and give effect to the sale as if it had occurred on January 1, 2009. The unaudited pro forma consolidated balance sheet as of March 31, 2012 is based on the balance sheet on that date of each of the Parent Company and Operating Partnership, and gives effect to the sale as if it occurred on March 31, 2012.
The unaudited pro forma consolidated financial statements presented below are based on assumptions and adjustments set forth in the notes thereto. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma consolidated financial statements were directly attributable to the sale, are factually supportable, are based upon available information and assumptions that the Company considers reasonable, and have been made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the SEC. The unaudited pro forma consolidated financial information is presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the sale actually been consummated on the dates indicated and does not purport to be indicative of the financial condition as of any future date or results of operation for any future period.
The unaudited pro forma consolidated financial information, and the accompanying notes, should be read in conjunction with the Company's audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on February 24, 2012 and the Quarterly Report on Form 10-Q for the period ended March 31, 2012 filed on May 4, 2012.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2012
(in thousands, except per share data)

	As Reported	Property Sold
	(A)	(B)		Pro Forma
ASSETS
Real estate investments:
Rental properties	$4,717,124	(51,940)	(B1)	$4,665,184
Accumulated depreciation	(884,026)	13,977	(B1)	(870,049)
Operating real estate investments, net	3,833,098	(37,963)		3,795,135
Construction-in-progress	38,442	(950)		37,492
Land inventory	109,285	—		109,285
Total real estate investments, net	3,980,825	(38,913)		3,941,912
Cash and cash equivalents	284,236	50,911	(B2)	335,147
Held-to-maturity securities	50,164	—		50,164
Accounts receivable, net	14,038	(241)	(B1)	13,797
Accrued rent receivable, net	110,853	(1,266)	(B1)	109,587
Investment in real estate ventures, at equity	127,536	—		127,536
Deferred costs, net	118,685	(1,093)	(B1)	117,592
Intangible assets, net	63,969	—		63,969
Notes receivable	17,991	—		17,991
Other assets	57,046	(457)	(B1)	56,589
Total assets	$4,825,343	8,941		$4,834,284

LIABILITIES AND BENEFICIARIES’ EQUITY
Mortgage notes payable	$508,210	—		$508,210
Unsecured credit facility	—	—		—
Unsecured term loan	600,000	—		600,000
Unsecured senior notes, net of discounts	1,566,240	—		1,566,240
Accounts payable and accrued expenses	72,832	—		72,832
Distributions payable	23,860	—		23,860
Deferred income, gains and rent	99,905	(94)	(B1)	99,811
Acquired lease intangibles, net	33,278	—		33,278
Other liabilities	45,576	(650)	(B1)	44,926

Total liabilities	2,949,901	(744)		2,949,157
Commitments and contingencies

Brandywine Realty Trust’s equity:
Preferred Shares (shares authorized-20,000,000):
7.50% Series C Preferred Shares	20	—		20
7.375% Series D Preferred Shares	23	—		23
Common Shares of Brandywine Realty Trust’s beneficial interest	1,428	—		1,428
Additional paid-in capital	2,777,148	—		2,777,148
Deferred compensation payable in common shares	5,436	—		5,436
Common shares in grantor trust,	(5,436)	—		(5,436)
Cumulative earnings	486,491	9,503		495,994
Accumulated other comprehensive loss	(6,005)	—		(6,005)
Cumulative distributions	(1,415,916)	—		(1,415,916)
Total Brandywine Realty Trust’s equity	1,843,189	9,503		1,852,692
Non-controlling interests	32,253	182		32,435
Total beneficiaries' equity	1,875,442	9,685	(B3)	1,885,127
Total liabilities and equity	$4,825,343	8,941		$4,834,284

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Income Statement
For the three months ended March 31, 2012
(in thousands, except per share data)

	As Reported (C)	Amounts transferred to discontinued operations (D)	Pro Forma
Revenue:
Rents	$116,296	(1,398)	$114,898
Tenant reimbursements	19,332	(323)	19,009
Termination fees	1,497	—	1,497
Third party management fees, labor reimbursement and leasing	3,142	—	3,142
Other	1,534	(2)	1,532
Total revenue	141,801	(1,723)	140,078
Operating Expenses:
Property operating expenses	40,197	(575)	39,622
Real estate taxes	14,333	(157)	14,176
Third party management expenses	1,250	—	1,250
Depreciation and amortization	50,502	(711)	49,791
General and administrative expenses	6,050	—	6,050
Total operating expenses	112,332	(1,443)	110,889
Operating income	29,469	(280)	29,189
Other Income (Expense):
Interest income	483	—	483
Interest expense	(34,144)	—	(34,144)
Interest expense — amortization of deferred financing costs	(1,311)	—	(1,311)
Interest expense-financing obligation	(182)	—	(182)
Equity in income of real estate ventures	44	—	44
Loss on early extinguishment of debt	(248)	—	(248)
Loss from continuing operations before non-controlling interests	(5,889)	(280)	(6,169)
Net income attributable to non-controlling interests — partners’ share of consolidated real estate ventures	—	—	—
Net (income) loss from continuing operations attributable to non-controlling interests — LP units	145	5	150
Net loss attributable to continuing operations	(5,744)	(275)	(6,019)

Income allocated to Preferred Shares	(1,998)	—	(1,998)
Amount allocated to unvested restricted shareholders	(96)	—	(96)
Net loss from continuing operations allocated to Common Shareholders of Brandywine Realty Trust	$(7,838)	$(275)	$(8,113)

Per share data:
Basic earnings (loss) per Common Share:
Continuing operations	$(0.05)		$(0.06)
Diluted earnings (loss) per Common Share:
Continuing operations	$(0.05)		$(0.06)

Basic weighted average shares outstanding	142,821		142,821

Diluted weighted average shares outstanding	142,821		142,821

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Income Statement
For the three months ended March 31, 2011
(in thousands, except per share data)

	As Reported (C)	Amounts transferred to discontinued operations (D)	Other (F)	Pro Forma
Revenue:
Rents	$117,362	(1,429)	—	$115,933
Tenant reimbursements	22,532	(587)	—	21,945
Termination fees	568	—	—	568
Third party management fees, labor reimbursement and leasing	2,753	—	—	2,753
Other	1,083	(58)	—	1,025
Total revenue	144,298	(2,074)	—	142,224
Operating Expenses:
Property operating expenses	45,002	(710)	—	44,292
Real estate taxes	13,958	(168)	—	13,790
Third party management expenses	1,510	—	—	1,510
Depreciation and amortization	50,295	(546)	—	49,749
General and administrative expenses	6,244	—	—	6,244
Total operating expenses	117,009	(1,424)	—	115,585
Operating income	27,289	(650)	—	26,639
Other Income (Expense):
Interest income	441	—	—	441
Interest expense	(32,393)	—	675	(31,718)
Interest expense — amortization of deferred financing costs	(928)	—	—	(928)
Equity in income of real estate ventures	1,233	—	—	1,233
Net gain on sale of interests in real estate	2,791	—	—	2,791
Income (loss) from continuing operations before non-controlling interests	(1,567)	(650)	675	(1,542)
Net income attributable to non-controlling interests — partners’ share of consolidated real estate ventures	—	—	—	—
Net (income) loss from continuing operations attributable to non-controlling interests — LP units	73	13	—	86
Net income (loss) attributable to continuing operations	(1,494)	(637)	675	(1,456)

Income allocated to Preferred Shares	(1,998)	—	—	(1,998)
Amount allocated to unvested restricted shareholders	(142)	—	—	(142)
Net income (loss) from continuing operations allocated to Common Shareholders of Brandywine Realty Trust	$(3,634)	$(637)	675	$(3,596)

Per share data:
Basic earnings (loss) per Common Share:
Continuing operations	$(0.03)			$(0.03)
Diluted earnings (loss) per Common Share:
Continuing operations	$(0.03)			$(0.03)

Basic weighted average shares outstanding	134,577			134,577

Diluted weighted average shares outstanding	134,577			134,577

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2011
(in thousands, except per share data)

	As Reported (C)	Amounts transferred to discontinued operations (D)	Other Pro forma Adjustments (E)	Other (F)	Pro Forma
Revenue:
Rents	$480,600	(5,836)	(9,084)	—	$465,680
Tenant reimbursements	81,236	(1,761)	(110)	—	79,365
Termination fees	2,993	—	—	—	2,993
Third party management fees, labor reimbursement and leasing	11,536	—	—	—	11,536
Other	5,440	(39)	(7)	—	5,394
Total revenue	581,805	(7,636)	(9,201)	—	564,968
Operating Expenses:
Property operating expenses	171,991	(2,272)	(1,690)	—	168,029
Real estate taxes	56,230	(663)	(999)	—	54,568
Third party management expenses	5,590	—	—	—	5,590
Depreciation and amortization	217,680	(2,350)	(3,788)	—	211,542
General and administrative expenses	24,602	—	—	—	24,602
Total operating expenses	476,093	(5,285)	(6,477)	—	464,331
Operating income	105,712	(2,351)	(2,724)	—	100,637
Other Income (Expense):
Interest income	1,813	—	—	—	1,813
Historic tax credit transaction income	12,026	—	—	—	12,026
Interest expense	(131,405)	—	4,856	2,759	(123,790)
Interest expense — amortization of deferred financing costs	(4,991)	—	—	—	(4,991)
Equity in income of real estate ventures	3,775	—	—	—	3,775
Net gain on sale of interests in real estate	2,791	—	—	—	2,791
Net gain on sale of undepreciated real estate	45	—	—	—	45
Loss on real estate venture formation	(222)	—	—	—	(222)
Loss on early extinguishment of debt	(2,776)	—	—	—	(2,776)
Income (loss) from continuing operations before non-controlling interests	(13,232)	(2,351)	2,132	2,759	(10,692)
Net income attributable to non-controlling interests — partners’ share of consolidated real estate ventures	—	—	—	—	—
Net (income) loss from continuing operations attributable to non-controlling interests — LP units	548	89	89	—	726
Net income (loss) attributable to continuing operations	(12,684)	(2,262)	2,221	2,759	(9,966)

Income allocated to Preferred Shares	(7,992)	—	—	—	(7,992)
Amount allocated to unvested restricted shareholders	(505)	—	—	—	(505)
Net income (loss) from continuing operations allocated to Common Shareholders of Brandywine Realty Trust	$(21,181)	$(2,262)	$2,221	2,759	$(18,463)

Per share data:
Basic earnings (loss) per Common Share:
Continuing operations	$(0.16)				$(0.14)
Diluted earnings (loss) per Common Share:
Continuing operations	$(0.16)				$(0.14)

Basic weighted average shares outstanding	135,444				135,444

Diluted weighted average shares outstanding	135,444				135,444
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2010
(in thousands, except per share data)

	As Reported (C)	Amounts transferred to discontinued operations (D)	Other Pro forma Adjustments (E)	Other (F)	Pro Forma
Revenue:
Rents	$461,101	(5,970)	(9,085)	—	$446,046
Tenant reimbursements	77,139	(1,569)	(15)	—	75,555
Termination fees	5,576	(43)	—	—	5,533
Third party management fees, labor reimbursement and leasing	11,830		—	—	11,830
Other	4,310	(4)	—	—	4,306
Total revenue	559,956	(7,586)	(9,100)	—	543,270
Operating Expenses:
Property operating expenses	167,911	(1,967)	(1,667)	—	164,277
Real estate taxes	53,564	(687)	(552)	—	52,325
Third party management expenses	5,866	—	—	—	5,866
Depreciation and amortization	210,592	(2,267)	(3,791)	—	204,534
General and administrative expenses	23,306	—	—	—	23,306
Total operating expenses	461,239	(4,921)	(6,010)	—	450,308
Operating income (loss)	98,717	(2,665)	(3,090)	—	92,962
Other Income (Expense):
Interest income	3,222	—	—	—	3,222
Interest expense	(132,640)	—	4,617	2,624	(125,399)
Interest expense — amortization of deferred financing costs	(3,770)	—	—	—	(3,770)
Equity in income of real estate ventures	5,305	—	—	—	5,305
Loss on early extinguishment of debt	(2,110)	—	—	—	(2,110)
Income (loss) from continuing operations before non-controlling interests	(31,276)	(2,665)	1,527	2,624	(29,790)
Net income attributable to non-controlling interests
Net income attributable to non-controlling interests — partners’ share of consolidated real estate ventures	—	—	—	—	—
Net (income) loss from continuing operations attributable to non-controlling interests — LP units	820	56	65	—	941
Net income (loss) attributable to continuing operations	(30,456)	(2,609)	1,592	2,624	(28,849)

Income allocated to Preferred Shares	(7,992)	—	—	—	(7,992)
Amount allocated to unvested restricted shareholders	(512)	—	—	—	(512)
Net income (loss) from continuing operations allocated to Common Shareholders of Brandywine Realty Trust	$(38,960)	$(2,609)	$1,592	$2,624	$(37,353)

Per share data:
Basic earnings (loss) per Common Share:
Continuing operations	$(0.29)				$(0.28)
Diluted earnings (loss) per Common Share:
Continuing operations	$(0.29)				$(0.28)

Basic weighted average shares outstanding	131,743				131,743

Diluted weighted average shares outstanding	131,743				131,743

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2009
(in thousands, except per share data)

	As Reported (C)	Amounts transferred to discontinued operations (D)	Other Pro forma Adjustments (E)	Other (F)	Pro Forma
Revenue:
Rents	$467,188	(5,999)	(4,676)	—	$456,513
Tenant reimbursements	76,652	(1,149)	(250)	—	75,253
Termination fees	3,601	(216)	—	—	3,385
Third party management fees, labor reimbursement and leasing	17,151	—	—	—	17,151
Other	3,328	(23)	—	—	3,305
Total revenue	567,920	(7,387)	(4,926)	—	555,607
Operating Expenses:
Property operating expenses	162,940	(1,518)	(1,277)	—	160,145
Real estate taxes	56,224	(668)	(1,082)	—	54,474
Third party management expenses	7,996	—	—	—	7,996
Depreciation and amortization	203,572	(1,916)	(2,113)	—	199,543
General and administrative expenses	20,821	—	—	—	20,821
Total operating expenses	451,553	(4,102)	(4,472)	—	442,979
Operating income	116,367	(3,285)	(454)	—	112,628
Other Income (Expense):
Interest income	2,499	—	—	—	2,499
Interest expense	(135,740)	—	5,065	2,878	(127,797)
Interest expense — amortization of deferred financing costs	(5,864)	—	—	—	(5,864)
Recognized hedge activity	(916)	—	—	—	(916)
Equity in income of real estate ventures	4,069	—	—	—	4,069
Net loss on sale of interests in real estate	(3)	—	—	—	(3)
Gain on early extinguishment of debt	23,176	—	—	—	23,176
Income (loss) from continuing operations before non-controlling interests	3,588	(3,285)	4,611	2,878	7,792
Net income attributable to non-controlling interests
Net income attributable to non-controlling interests — partners’ share of consolidated real estate ventures	(30)	—	—	—	(30)
Net (income) loss from continuing operations attributable to non-controlling interests — LP units	58	84	(4)	—	138
Net (income) loss attributable to non-controlling interests	3,616	(3,201)	4,607	2,878	7,900
Distribution to Preferred Shares	(7,992)	—	—	—	(7,992)
Amount allocated to unvested restricted shareholders	(279)	—	—	—	(279)
Net income (loss) from continuing operations attributable to Common Shareholders of Brandywine Realty Trust	$(4,655)	$(3,201)	$4,607	$2,878	$(371)

Per share data:
Basic earnings (loss) per Common Share:
Continuing operations	$(0.04)				$—
Diluted earnings (loss) per Common Share:
Continuing operations	$(0.04)				$—

Basic weighted average shares outstanding	111,898				111,898

Diluted weighted average shares outstanding	113,251				113,251
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2012
(in thousands, except per share data)

	As Reported	Property Sold		Reported as
	(A)	(B)		Pro Forma
ASSETS
Real estate investments:
Rental properties	$4,717,124	(51,940)	(B1)	$4,665,184
Accumulated depreciation	(884,026)	13,977	(B1)	(870,049)
Operating real estate investments, net	3,833,098	(37,963)		3,795,135
Construction-in-progress	38,442	(950)		37,492
Land inventory	109,285	—		109,285
Total real estate investments, net	3,980,825	(38,913)		3,941,912
Cash and cash equivalents	284,236	50,911	(B2)	335,147
Held-to-maturity securities	50,164	—		50,164
Accounts receivable, net	14,038	(241)	(B1)	13,797
Accrued rent receivable, net	110,853	(1,266)	(B1)	109,587
Investment in real estate ventures, at equity	127,536	—		127,536
Deferred costs, net	118,685	(1,093)	(B1)	117,592
Intangible assets, net	63,969	—		63,969
Notes receivable	17,991	—		17,991
Other assets	57,046	(457)	(B1)	56,589
Total assets	$4,825,343	8,941		$4,834,284

LIABILITIES AND BENEFICIARIES’ EQUITY
Mortgage notes payable	$508,210	—		$508,210
Unsecured credit facility	—	—		—
Unsecured term loan	600,000	—		600,000
Unsecured senior notes, net of discounts	1,566,240	—		1,566,240
Accounts payable and accrued expenses	72,832	—		72,832
Distributions payable	23,860	—		23,860
Deferred income, gains and rent	99,905	(94)	(B1)	99,811
Acquired lease intangibles, net	33,278	—		33,278
Other liabilities	45,576	(650)	(B1)	44,926
Total liabilities	2,949,901	(744)		2,949,157
Commitments and contingencies
Redeemable limited partnership units at redemption value	39,785	—		39,785
Brandywine Operating Partnership's Equity:
7.50% Series D Preferred Mirror Units	47,912	—		47,912
7.375% Series E Preferred Mirror Units	55,538	—		55,538
General Partnership Capital	1,738,348	9,685	(B3)	1,748,033
Accumulated other comprehensive loss	(6,141)	—		(6,141)
Total Brandywine Operating Partnership's Equity	1,835,657	9,685		1,845,342
Total liabilities and partners' equity	$4,825,343	$8,941		$4,834,284

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Income Statement
For the three months ended March 31, 2012
(in thousands, except per share data)

	As Reported (C)	Amounts transferred to discontinued operations (D)	Pro Forma
Revenue:
Rents	$116,296	(1,398)	$114,898
Tenant reimbursements	19,332	(323)	19,009
Termination fees	1,497	—	1,497
Third party management fees, labor reimbursement and leasing	3,142	—	3,142
Other	1,534	(2)	1,532
Total revenue	141,801	(1,723)	140,078
Operating Expenses:
Property operating expenses	40,197	(575)	39,622
Real estate taxes	14,333	(157)	14,176
Third party management expenses	1,250	—	1,250
Depreciation and amortization	50,502	(711)	49,791
General and administrative expenses	6,050	—	6,050
Total operating expenses	112,332	(1,443)	110,889
Operating income	29,469	(280)	29,189
Other Income (Expense):
Interest income	483	—	483
Interest expense	(34,144)	—	(34,144)
Interest expense — amortization of deferred financing costs	(1,311)	—	(1,311)
Interest expense-financing obligation	(182)	—	(182)
Equity in income of real estate ventures	44	—	44
Loss on early extinguishment of debt	(248)	—	(248)
Loss from continuing operations	(5,889)	(280)	(6,169)

Income allocated to Preferred Units	(1,998)	—	(1,998)
Amount allocated to unvested restricted shareholders	(96)	—	(96)
Net loss from continuing operations allocated to Common Partnership	$(7,983)	$(280)	$(8,263)

Per share Data:
Basic earnings (loss) per Common Partnership Unit:
Continuing operations	$(0.05)		$(0.06)
Diluted earnings (loss) per Common Partnership Unit:
Continuing operations	$(0.05)		$(0.06)

Basic weighted average common partnership units outstanding	145,485		145,485

Diluted weighted average common partnership units outstanding	145,485		145,485

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Income Statement
For the three months ended March 31, 2011
(in thousands, except per share data)

	As Reported (C)	Amounts transferred to discontinued operations (D)	Other (F)	Pro Forma
Revenue:
Rents	$117,362	(1,429)	—	$115,933
Tenant reimbursements	22,532	(587)	—	21,945
Termination fees	568	—	—	568
Third party management fees, labor reimbursement and leasing	2,753	—	—	2,753
Other	1,083	(58)	—	1,025
Total revenue	144,298	(2,074)	—	142,224
Operating Expenses:
Property operating expenses	45,002	(710)	—	44,292
Real estate taxes	13,958	(168)	—	13,790
Third party management expenses	1,510	—	—	1,510
Depreciation and amortization	50,295	(546)	—	49,749
General and administrative expenses	6,244	—	—	6,244
Total operating expenses	117,009	(1,424)	—	115,585
Operating income	27,289	(650)	—	26,639
Other Income (Expense):
Interest income	441	—	—	441
Interest expense	(32,393)	—	675	(31,718)
Interest expense — amortization of deferred financing costs	(928)	—	—	(928)
Equity in income of real estate ventures	1,233	—	—	1,233
Net gain on sale of interests in real estate	2,791	—	—	2,791
Income (loss) from continuing operations	(1,567)	(650)	675	(1,542)

Income allocated to Preferred Units	(1,998)	—	—	(1,998)
Amount allocated to unvested restricted shareholders	(142)	—	—	(142)
Net income (loss) from continuing operations allocated to Common Partnership Units	$(3,707)	$(650)	$675	$(3,682)

Per share Data:
Basic earnings (loss) per Common Partnership Unit:
Continuing operations	$(0.03)			$(0.03)
Diluted earnings (loss) per Common Partnership Unit:
Continuing operations	$(0.03)			$(0.03)

Basic weighted average common partnership units outstanding	144,480			144,480

Diluted weighted average common partnership units outstanding	144,480			144,480

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2011
(in thousands, except per share data)

	As Reported (C)	Amounts transferred to discontinued operations (D)	Other Pro forma Adjustments (E)	Other (F)	Pro Forma
Revenue:
Rents	$480,600	(5,836)	(9,084)	—	$465,680
Tenant reimbursements	81,236	(1,761)	(110)	—	79,365
Termination fees	2,993	—	—	—	2,993
Third party management fees, labor reimbursement and leasing	11,536	—	—	—	11,536
Other	5,440	(39)	(7)	—	5,394
Total revenue	581,805	(7,636)	(9,201)	—	564,968
Operating Expenses:
Property operating expenses	171,991	(2,272)	(1,690)	—	168,029
Real estate taxes	56,230	(663)	(999)	—	54,568
Third party management expenses	5,590	—	—	—	5,590
Depreciation and amortization	217,680	(2,350)	(3,788)	—	211,542
General and administrative expenses	24,602	—	—	—	24,602
Total operating expenses	476,093	(5,285)	(6,477)	—	464,331
Operating income	105,712	(2,351)	(2,724)	—	100,637
Other Income (Expense):
Interest income	1,813	—	—	—	1,813
Historic tax credit transaction income	12,026	—	—	—	12,026
Interest expense	(131,405)	—	4,856	2,759	(123,790)
Interest expense — amortization of deferred financing costs	(4,991)	—	—	—	(4,991)
Equity in income of real estate ventures	3,775	—	—	—	3,775
Net gain on sale of interests in real estate	2,791	—	—	—	2,791
Net gain on sale of undepreciated real estate	45	—	—	—	45
Loss on real estate venture formation	(222)	—	—	—	(222)
Loss on early extinguishment of debt	(2,776)	—	—	—	(2,776)
Income (loss) from continuing operations	(13,232)	(2,351)	2,132	2,759	(10,692)

Income allocated to Preferred Units	(7,992)	—	—	—	(7,992)
Amount allocated to unvested restricted shareholders	(505)	—	—	—	(505)
Net income (loss) from continuing operations allocated to Common Partnership Units	$(21,729)	$(2,351)	$2,132	$2,759	$(19,189)

Per share Data:
Basic earnings (loss) per Common Partnership Unit:
Continuing operations	$(0.15)				$(0.13)
Diluted earnings (loss) per Common Partnership Unit:
Continuing operations	$(0.15)				$(0.13)

Basic weighted average common partnership units outstanding	145,119				145,119

Diluted weighted average common partnership units outstanding	145,119				145,119

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2010
(in thousands, except per share data)

	As Reported (C)	Amounts transferred to discontinued operations (D)	Other Pro forma Adjustments (E)	Other (F)	Pro Forma
Revenue:
Rents	$461,101	(5,970)	(9,085)	—	$446,046
Tenant reimbursements	77,139	(1,569)	(15)	—	75,555
Termination fees	5,576	(43)	—	—	5,533
Third party management fees, labor reimbursement and leasing	11,830	—	—	—	11,830
Other	4,310	(4)	—	—	4,306
Total revenue	559,956	(7,586)	(9,100)	—	543,270
Operating Expenses:
Property operating expenses	167,911	(1,967)	(1,667)	—	164,277
Real estate taxes	53,564	(687)	(552)	—	52,325
Third party management expenses	5,866	—	—	—	5,866
Depreciation and amortization	210,592	(2,267)	(3,791)	—	204,534
General and administrative expenses	23,306	—	—	—	23,306
Total operating expenses	461,239	(4,921)	(6,010)	—	450,308
Operating income	98,717	(2,665)	(3,090)	—	92,962
Other Income (Expense):
Interest income	3,222	—	—	—	3,222
Interest expense	(132,640)	—	4,617	2,624	(125,399)
Interest expense — amortization of deferred financing costs	(3,770)	—	—	—	(3,770)
Equity in income of real estate ventures	5,305	—	—	—	5,305
Loss on early extinguishment of debt	(2,110)	—	—	—	(2,110)
Income (loss) from continuing operations	(31,276)	(2,665)	1,527	2,624	(29,790)

Distribution to Preferred Shares	(7,992)	—	—	—	(7,992)
Amount allocated to unvested restricted shareholders	(512)	—	—	—	(512)
Net income (loss) from continuing operations allocated to Common Partnership Units	$(39,780)	$(2,665)	$1,527	$2,624	$(38,294)

Per share data:
Basic earnings (loss) per Common Partnership Unit:
Continuing operations	$(0.29)				$(0.28)
Diluted earnings (loss) per Common Partnership Unit:
Continuing operations	$(0.29)				$(0.28)

Basic weighted average common partnership units outstanding	137,455				137,455

Diluted weighted average common partnership units outstanding	137,455				137,455

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2009
(in thousands, except per share data)

	As Reported (C)	Amounts transferred to discontinued operations (D)	Other Pro forma Adjustments (E)	Other (F)	Pro Forma

Revenue:
Rents	$467,188	(5,999)	(4,676)	—	$456,513
Tenant reimbursements	76,652	(1,149)	(250)	—	75,253
Termination fees	3,601	(216)	—	—	3,385
Third party management fees, labor reimbursement and leasing	17,151	—	—	—	17,151
Other	3,328	(23)	—	—	3,305
Total revenue	567,920	(7,387)	(4,926)	—	555,607
Operating Expenses:
Property operating expenses	162,940	(1,518)	(1,277)	—	160,145
Real estate taxes	56,224	(668)	(1,082)	—	54,474
Third party management expenses	7,996	—	—	—	7,996
Depreciation and amortization	203,572	(1,916)	(2,113)		199,543
General and administrative expenses	20,821	—	—	—	20,821
Total operating expenses	451,553	(4,102)	(4,472)	—	442,979
Operating income	116,367	(3,285)	(454)	—	112,628
Other Income (Expense):
Interest income	2,499	—	—	—	2,499
Interest expense	(135,740)	—	5,065	2,878	(127,797)
Interest expense — amortization of deferred financing costs	(5,864)	—	—	—	(5,864)
Recognized hedge activity	(916)	—	—	—	(916)
Equity in income of real estate ventures	4,069	—	—	—	4,069
Net loss on sale of interests in real estate	(3)	—	—	—	(3)
Gain on early extinguishment of debt	23,176	—	—	—	23,176
Income (loss) from continuing operations before non-controlling interest	3,588	(3,285)	4,611	2,878	7,792
Net income attributable to non-controlling interests	(30)	—	—		(30)
Net (income) loss from continuing operations	3,558	(3,285)	4,611	2,878	7,762
Distribution to Preferred Shares	(7,992)	—	—	—	(7,992)
Amount allocated to unvested restricted shareholders	(279)	—	—	—	(279)
Net income (loss) from continuing operations allocated to Common Partnership Units	$(4,713)	$(3,285)	$4,611	2,878	$(509)

Per share data:
Basic earnings (loss) per Common Partnership Unit:
Continuing operations	$(0.04)				$—
Diluted earnings (loss) per Common Partnership Unit:
Continuing operations	$(0.04)				$—

Basic weighted average common partnership units outstanding	114,713				114,713

Diluted weighted average common partnership units outstanding	116,066				116,066

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1
BRANDYWINE REALTY TRUST AND BRANDYWINE OPERATING PARTNERSHIP, L.P.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
Pro Forma Adjustments

(A)
Reflects the Company's consolidated balance sheet as of March 31, 2012, as contained in the historical financial statements and notes thereto presented in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2012.

(B)
The pro forma adjustments represent the elimination of the assets and liabilities of the Properties sold. These adjustments also include the receipt of proceeds of approximately $50.9 million, net of adjustments and costs of approximately $1.8 million.

(B1) Represents the sale of the Properties' assets and liabilities.
(B2) Represents net proceeds received by Brandywine upon sale of the Properties.
(B3) Represents the estimated gain on sale recognized by Brandywine upon completion of the sale transaction as if the sale occurred as of March 31, 2012, and was calculated as follows:

Sale price of the Properties	$52,700,000
Less: Estimated closing costs	(1,788,552)
Less: Property basis as of March 31, 2012	(41,225,469)
Total estimated gain (i)	9,685,979

(i) The Company is recording an estimated $9.9 million gain on sale from this transaction as of July 18, 2012 as a result of additional depreciation expense and changes in the basis from March 31, 2012.

(C)
Reflects the consolidated results of operations for the Company for the three months ended March 31, 2012 and 2011 and the years ended December 31, 2011, 2010 and 2009, respectively, as contained in the historical financial statements and notes thereto in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 and the Quarterly Report on Form 10-Q for the three months ended March 31, 2012.

(D)	Represents revenues and expenses of the Properties sold for the three months ended March 31, 2012 and 2011 and for years ended December 31, 2011, 2010 and 2009, respectively.

(E)
Represents revenues and expenses of a 268,240 square foot property located in Herndon, Virginia that was previously disclosed on Form 8-K filed on March 23, 2012 to comply with Article 11 of Regulation S-X for years ended December 31, 2011, 2010 and 2009, respectively.

(F)
Represents an adjustment made to interest expense in connection with the sale of the Properties. Interest expense represents the elimination of interest expense on a portion of the Company's unsecured revolving credit facility that was repaid with proceeds from the sale as if the sale occurred on January 1, 2009 using actual monthly interest rates on the revolving credit facility over the periods. Each 1/8 of 1% decrease in the interest rate of the revolving credit facility will decrease interest expense by approximately $0.1 million for each of the years ended December 31, 2011, 2010 and 2009, respectively and a nominal amount for the three months ending March 31, 2011. There is no decrease in interest expense for the three months ending March 31, 2012 as there was no outstanding balance on the Company's unsecured credit facility.